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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      Date of Report (Date of earlier event
                           reported) January 12, 2000


                           EUROWEB INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                     1-1200               13-3696015
(State or other jurisdiction)      (Commission File        (IRS Employer
      of incorporation)                 Number)                Number)


                445 Park Avenue, 14th Floor, New York, N.Y. 10022
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212)758-9870



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                                         Form 8-K EUROWEB INTERNATIONAL CORP.

Item 5.  Other Events.

         The text of registrant's press release relating to the approval by its shareholders of matters submitted to a vote at its special meeting of shareholders held on February 11, 2000 is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99       Text of registrant's press release dated February 11, 2000.



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Form 8-K                                          EUROWEB INTERNATIONAL CORP.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EUROWEB INTERNATIONAL CORP.


                                             By:      /S/ FRANK R. COHEN
                                                 ------------------------------
                                                      Frank R. Cohen
                                                      Chairman